Q3 Fiscal 2021 Supplemental Information

Q3 Fiscal 2021 GAAP Measures

The following is our Income (loss) from operations for the three and nine months ended June 30, 2021 and 2020 calculated in accordance with GAAP. The presentation also includes references to the Company's non-GAAP financials measures. The Company believes that, in addition to the financial measures calculated in accordance with GAAP, adjusted EBITDA and adjusted net income (loss) are appropriate indicators to assist in the evaluation of its operating performance on a period-to-period basis. The Company also uses adjusted EBITDA internally as a performance measure for planning purposes, including forecasting and for calculations of earnout liabilities. Adjusted EBITDA is also used to evaluate the Company's ability to service debt.These non-GAAP financials measures presented throughout should be considered as a supplement to, not a substitute for, revenue, income from operations, net income, or other financials performance and liquidity measures prepared in accordance with GAAP.

($ in thousands)	Three months ended June 30, 2021				Three months ended June 30, 2020[(1)]			
	Merchant Services	Proprietary Software and Payments	Other	Total	Merchant Services	Proprietary Software and Payments	Other	Total
Income (loss) from operations	$ 5,518	$ 1,940	$ (9,458)	$ (2,000)	$ 4,975	$ 1,265	$ (5,803)	$ 437

($ in thousands)	Nine months ended June 30, 2021				Nine months ended June 30, 2020[(1)]			
	Merchant Services	Proprietary Software and Payments	Other	Total	Merchant Services	Proprietary Software and Payments	Other	Total
Income (loss) from operations	$ 14,850	$ 6,698	$ (25,994)	$ (4,446)	$ 18,381	$ 5,975	$ (17,781)	$ 6,575

i3 VERTICALS

1. Effective July 1, 2020, the Company reassigned a component from the Proprietary Software and Payments segment to the Merchant Services segment to better align the Company's business within its segments. The prior period comparatives have been retroactively adjusted to reflect the Company's current segment presentation.

2

Q3 QTD Fiscal 2021 Segment Performance[1]

($ in thousands)	Three months ended June 30, 2021	Three months ended June 30, 2020[4]	Period over period growth
Revenue[2] (excludes Acquisition Revenue Adjustments)			
Merchant Services, excluding Purchased Portfolios	$ 29,103	$ 21,367	36%
Purchased Portfolios	809	855	(5)%
Merchant Services	29,912	22,222	35%
Proprietary Software and Payments	32,615	9,767	234%
Other	(563)	(416)	35%
Total	$ 61,964	$ 31,573	96%
Adjusted EBITDA[2][3] (excludes Acquisition Revenue Adjustments)			
Merchant Services	$ 8,693	$ 6,696	30%
Proprietary Software and Payments	9,212	2,588	256%
Other	(3,537)	(2,257)	(57)%
Total	$ 14,368	$ 7,027	104%
Acquisition Revenue Adjustments[2]			
Merchant Services	$ 51	$ —	
Proprietary Software and Payments	1,203	24	
Total	$ 1,254	$ 24	
Volume			
Merchant Services	$ 4,761,350	$ 2,909,731	64%
Proprietary Software and Payments	374,935	70,971	428%
Total	$ 5,136,285	$ 2,980,702	72%

i3 VERTICALS

1. i3 Verticals has two segments, "Merchant Services," which includes Purchased Portfolios (a subset of merchant contracts purchased in 2014 and 2017) and "Proprietary Software and Payments." i3 Verticals also has an "Other" category, which includes corporate overhead.
2. See slide 5
3. Adjusted EBITDA is a non-GAAP financial measures. Refer to the following slides for the reconciliation of non-GAAP financial measures.
4. Effective July 1, 2020, the Company reassigned a component from the Proprietary Software and Payments segment to the Merchant Services segment to better align the Company's business within its segments. The prior period comparatives have been retroactively adjusted to reflect the Company's current segment presentation.

3

Q3 YTD Fiscal 2021 Segment Performance[1]

($ in thousands)	Nine months ended June 30, 2021	Nine months ended June 30, 2020[4]	Period over period growth
Revenue[2] (excludes Acquisition Revenue Adjustments)			
Merchant Services, excluding Purchased Portfolios	$ 78,362	$ 72,968	7%
Purchased Portfolios	2,512	3,222	(22)%
Merchant Services	80,874	76,190	6%
Proprietary Software and Payments	73,940	37,029	100%
Other	(1,674)	(1,357)	23%
Total	$ 153,140	$ 111,862	37%
Adjusted EBITDA[2][3] (excludes Acquisition Revenue Adjustments)			
Merchant Services	$ 23,831	$ 23,230	3%
Proprietary Software and Payments	20,986	13,034	61%
Other	(10,274)	(8,059)	(27)%
Total	$ 34,543	$ 28,205	22%
Acquisition Revenue Adjustments[3]			
Merchant Services	$ 256	$ —	
Proprietary Software and Payments	4,136	670	
Total	$ 4,392	$ 670	
Volume			
Merchant Services	$ 12,160,134	$ 9,938,497	22%
Proprietary Software and Payments	1,039,883	459,058	127%
Total	$ 13,200,017	$ 10,397,555	27%

1. i3 Verticals has two segments, "Merchant Services," which includes Purchased Portfolios (a subset of merchant contracts purchased in 2014 and 2017) and "Proprietary Software and Payments." i3 Verticals also has an "Other" category, which includes corporate overhead.
2. See slide 5
3. Adjusted EBITDA is a non-GAAP financial measures. Refer to the following slides for the reconciliation of non-GAAP financial measures.
4. Effective July 1, 2020, the Company reassigned a component from the Proprietary Software and Payments segment to the Merchant Services segment to better align the Company's business within its segments. The prior period comparatives have been retroactively adjusted to reflect the Company's current segment presentation.

i3 VERTICALS

4

5 Acquisition Revenue Adjustments Under GAAP, companies must adjust, as necessary, beginning balances of acquired deferred revenue to fair value as part of acquisition accounting as defined by GAAP. In previous quarterly supplemental information reports we have included in our reported adjusted net revenue, adjusted EBITDA and pro forma adjusted diluted EPS an “acquisition revenue adjustment” to remove the effect of purchase accounting write-downs of deferred revenue from acquisitions that have closed as of the date of the earnings release. We have also, historically, included an estimated amount, excluding future acquisitions, in our guidance for adjusted net revenue, adjusted EBITDA and pro forma adjusted diluted EPS. As part of the ordinary course SEC comment process, however, are no longer adjusting net revenue, EBITDA and pro forma diluted EPS to remove the effect of purchase accounting write-downs of deferred revenue. We have presented the excluded adjustment separately for informational purposes below adjusted EBITDA in our press release and in this supplement. Further, in our press release we have included an estimate of the revenue impacts of acquisition revenue adjustments which are now excluded from our guidance on revenue, adjusted EBITDA and pro forma adjusted diluted EPS.

Reconciliation of Non-GAAP Financial Measures

The reconciliation of our quarter to date income (loss) from operations to non-GAAP pro forma adjusted net income and non-GAAP adjusted EBITDA excluding acquisition revenue adjustments is as follows:

($ in thousands)	Three months ended June 30, 2021				Three months ended June 30, 2020[1]			
	Merchant Services	Proprietary Software and Payments	Other	Total	Merchant Services	Proprietary Software and Payments	Other	Total
Income (loss) from operations	$ 5,518	$ 1,940	$ (9,458)	$ (2,000)	$ 4,975	$ 1,265	$ (5,803)	$ 437
Interest expense, net	—	—	2,705	2,705	—	—	2,423	2,423
Other income	—	—	—	—	—	—	829	829
Benefit from income taxes	—	—	(110)	(110)	—	—	(5)	(5)
Net income (loss)	5,518	1,940	(12,053)	(4,595)	4,975	1,265	(9,050)	(2,810)
Non-GAAP Adjustments:								
Benefit from income taxes	—	—	(110)	(110)	—	—	(5)	(5)
Financing-related expenses[2]	—	—	36	36	—	—	22	22
Non-cash change in fair value of contingent consideration[3]	36	3,573	—	3,609	(1,345)	(128)	—	(1,473)
Equity-based compensation[4]	—	—	5,111	5,111	—	—	2,816	2,816
Acquisition-related expenses[5]	—	—	535	535	—	—	458	458
Acquisition intangible amortization[6]	2,823	2,850	—	5,673	2,674	878	—	3,552
Non-cash interest[7]	—	—	1,372	1,372	—	—	1,436	1,436
Other taxes[8]	13	19	50	82	4	—	50	54
Non-cash loss on Exchangeable Note repurchase[9]	—	—	—	—	—	—	828	828
COVID-19 related expenses[10]	—	—	—	—	107	109	23	239
Non-GAAP adjusted income (loss) before taxes	8,390	8,382	(5,059)	11,713	6,415	2,124	(3,422)	5,117
Pro forma taxes at effective tax rate[11]	(2,098)	(2,096)	1,265	(2,929)	(1,604)	(531)	856	(1,279)
Pro forma adjusted net income (loss)[12]	6,292	6,286	(3,794)	8,784	4,811	1,593	(2,566)	3,838
Plus:								
Cash interest expense, net[13]	—	—	1,333	1,333	—	—	987	987
Pro forma taxes at effective tax rate[11]	2,098	2,096	(1,265)	2,929	1,604	531	(856)	1,279
Depreciation, non-acquired intangible asset amortization and internally developed software amortization[14]	303	830	189	1,322	281	464	178	923
Adjusted EBITDA excluding acquisition revenue adjustments[14]	$ 8,693	$ 9,212	$ (3,537)	$ 14,368	$ 6,696	$ 2,588	$ (2,257)	$ 7,027
Acquisition revenue adjustments[15]	51	1,203	—	1,254	—	24	—	24

i3 VERTICALS

See footnotes continued on the next slide.

6

7 Reconciliation of Non-GAAP Financial Measures 1. Effective July 1, 2020, the Company reassigned a component from the Proprietary Software and Payments segment to the Merchant Services segment to better align the Company's business within its segments. The prior period comparatives have been retroactively adjusted to reflect the Company's current segment presentation. 2. Financing-related expenses includes expenses directly related to certain transactions as part of financing transactions. 3. Non-cash change in fair value of contingent consideration reflects the changes in management’s estimates of future cash consideration to be paid in connection with prior acquisitions from the amount estimated as of the later of the most recent balance sheet date forming the beginning of the income statement period or the original estimates made at the closing of the applicable acquisition. 4. Equity-based compensation expense consisted of $5,111 related to stock options issued under the Company's 2018 Equity Incentive Plan and 2020 Acquisition Equity Incentive Plan and $2,816 related to stock options issued under the Company's 2018 Equity Incentive Plan during the three months ended June 30, 2021 and 2020, respectively. 5. Acquisition-related expenses are the professional service and related costs directly related to our acquisitions and are not part of our core performance. 6. Acquisition intangible amortization reflects amortization of intangible assets and software acquired through business combinations, acquired customer portfolios, acquired referral agreements and related asset acquisitions. 7. Non-cash interest expense reflects amortization of debt discount and debt issuance costs and any write-offs of debt issuance costs. 8. Other taxes consist of franchise taxes, commercial activity taxes, employer payroll taxes related to stock exercises and other non-income based taxes. Taxes related to salaries are not included. 9. Non-cash loss on Exchangeable Note repurchases reflects the loss on retirement of debt the Company recorded during the relevant periods due to the carrying value exceeding the fair value of the repurchased portion of the 1.0% Exchangeable Senior Notes due 2025 (the “Exchangeable Notes”) at the dates of repurchases. 10. COVID-19 related expenses reflects incremental expenses incurred as a result of the COVID-19 pandemic, including employee severance expenses and legal expenses. 11. Pro forma corporate income tax expense is based on Non-GAAP adjusted income before taxes and is calculated using a tax rate of 25.0% for both 2021 and 2020, based on blended federal and state tax rates, considering the Tax Reform Act for 2018. 12. Pro forma adjusted net income assumes that all net income during the period is available to the holders of the Company’s Class A common stock. 13. Cash interest expense, net represents all interest expense net of interest income recorded on the Company's statement of operations other than non-cash interest expense, which represents amortization of debt discount and debt issuance costs and any write-offs of debt issuance costs. 14. Depreciation, non-acquired intangible asset amortization and internally developed software amortization reflects depreciation on the Company's property, plant and equipment, net, and amortization expense on its internally developed capitalized software. 15. Under GAAP, companies must adjust, as necessary, beginning balances of acquired deferred revenue to fair value as part of acquisition accounting as defined by GAAP. In previous quarterly earnings reports we have included in our reported adjusted EBITDA an acquisition revenue adjustment to remove the effect of purchase accounting write-downs of deferred revenue from acquisitions that have closed as of the date of the earnings release. As part of the ordinary course SEC comment process, however, we are no longer adjusting EBITDA and to remove the effect of purchase accounting write-downs of deferred revenue. We have presented the excluded adjustment separately for informational purposes.

Reconciliation of Non-GAAP Financial Measures

The reconciliation of our fiscal year to date income (loss) from operations to non-GAAP pro forma adjusted net income and non-GAAP adjusted EBITDA excluding acquisition revenue adjustments is as follows:

($ in thousands)	Nine months ended June 30, 2021				Nine months ended June 30, 2020[1]			
	Merchant Services	Proprietary Software and Payments	Other	Total	Merchant Services	Proprietary Software and Payments	Other	Total
Income (loss) from operations	$ 14,850	$ 6,698	$ (25,994)	$ (4,446)	$ 18,381	$ 5,975	$ (17,781)	$ 6,575
Interest expense, net	—	—	7,092	7,092	—	—	6,621	6,621
Other income	—	—	(2,353)	(2,353)	—	—	829	829
Benefit from income taxes	—	—	(416)	(416)	—	—	(1,918)	(1,918)
Net income (loss)	14,850	6,698	(30,317)	(8,769)	18,381	5,975	(23,313)	1,043
Non-GAAP Adjustments:								
Benefit from income taxes	—	—	(416)	(416)	—	—	(1,918)	(1,918)
Financing-related expenses[2]	—	—	152	152	—	—	243	243
Non-cash change in fair value of contingent consideration[3]	356	5,479	—	5,835	(4,291)	2,830	—	(1,461)
Equity-based compensation[4]	—	—	12,694	12,694	—	—	7,450	7,450
Acquisition-related expenses[5]	—	—	2,065	2,065	—	—	1,303	1,303
Acquisition intangible amortization[6]	7,728	6,889	—	14,617	8,241	2,632	—	10,873
Non-cash interest[7]	—	—	4,056	4,056	—	—	2,415	2,415
Other taxes[8]	21	28	256	305	11	—	178	189
Non-cash loss on Exchangeable Note repurchase[9]	—	—	—	—	—	—	828	828
COVID-19 related expenses[10]	—	—	—	—	107	109	23	239
Gain on investment[11]	—	—	(2,353)	(2,353)	—	—	—	—
Non-GAAP adjusted income (loss) before taxes	22,955	19,094	(13,863)	28,186	22,449	11,546	(12,791)	21,204
Pro forma taxes at effective tax rate[12]	(5,739)	(4,774)	3,466	(7,047)	(5,612)	(2,887)	3,198	(5,301)
Pro forma adjusted net income (loss)[13]	17,216	14,320	(10,397)	21,139	16,837	8,659	(9,593)	15,903
Plus:								
Cash interest expense, net[14]	—	—	3,036	3,036	—	—	4,206	4,206
Pro forma taxes at effective tax rate[12]	5,739	4,774	(3,466)	7,047	5,612	2,887	(3,198)	5,301
Depreciation, non-acquired intangible asset amortization and internally developed software amortization[15]	876	1,892	553	3,321	781	1,488	526	2,795
Adjusted EBITDA excluding acquisition revenue adjustments[14]	$ 23,831	$ 20,986	$ (10,274)	$ 34,543	$ 23,230	$ 13,034	$ (8,059)	$ 28,205
Acquisition revenue adjustments[16]	256	4,136	—	4,392	—	670	—	670

3VERTICALS

See footnotes continued on the next slide.

8

9 Reconciliation of Non-GAAP Financial Measures 1. Effective July 1, 2020, the Company reassigned a component from the Proprietary Software and Payments segment to the Merchant Services segment to better align the Company's business within its segments. The prior period comparatives have been retroactively adjusted to reflect the Company's current segment presentation.Financing-related expenses includes expenses directly related to certain transactions as part of financing transactions. 2. Financing-related expenses includes expenses directly related to certain transactions as part of financing transactions. 3. Non-cash change in fair value of contingent consideration reflects the changes in management’s estimates of future cash consideration to be paid in connection with prior acquisitions from the amount estimated as of the later of the most recent balance sheet date forming the beginning of the income statement period or the original estimates made at the closing of the applicable acquisition. 4. Equity-based compensation expense consisted of $12,694 related to stock options issued under the Company's 2018 Equity Incentive Plan and 2020 Acquisition Equity Incentive Plan and $7,450 related to stock options issued under the Company's 2018 Equity Incentive Plan during the nine months ended June 30, 2021 and 2020, respectively. 5. Acquisition-related expenses are the professional service and related costs directly related to our acquisitions and are not part of our core performance. 6. Acquisition intangible amortization reflects amortization of intangible assets and software acquired through business combinations, acquired customer portfolios, acquired referral agreements and related asset acquisitions. 7. Non-cash interest expense reflects amortization of debt discount and debt issuance costs and any write-offs of debt issuance costs. 8. Other taxes consist of franchise taxes, commercial activity taxes, employer payroll taxes related to stock exercises and other non-income based taxes. Taxes related to salaries are not included. 9. Non-cash loss on Exchangeable Note repurchases reflects the loss on retirement of debt the Company recorded during the relevant periods due to the carrying value exceeding the fair value of the repurchased portion of the 1.0% Exchangeable Senior Notes due 2025 (the “Exchangeable Notes”) at the dates of repurchases. 10. COVID-19 related expenses reflects incremental expenses incurred as a result of the COVID-19 pandemic, including employee severance expenses and legal expenses. 11. In March 2021, the Company became aware of an observable price change in an investment due to a planned third party acquisition of the entity underlying the investment. This resulted in an increase of $2,353 to the fair value of the investment at March 31, 2021, which the Company recognized in other income. 12. Pro forma corporate income tax expense is based on Non-GAAP adjusted income before taxes and is calculated using a tax rate of 25.0% for both 2021 and 2020, based on blended federal and state tax rates. 13. Pro forma adjusted net income assumes that all net income during the period is available to the holders of the Company’s Class A common stock. 14. Cash interest expense, net represents all interest expense net of interest income recorded on the Company's statement of operations other than non-cash interest expense, which represents amortization of debt discount and debt issuance costs and any write-offs of debt issuance costs. 15. Depreciation, non-acquired intangible asset amortization and internally developed software amortization reflects depreciation on the Company's property, plant and equipment, net, and amortization expense on its internally developed capitalized software. 16. Under GAAP, companies must adjust, as necessary, beginning balances of acquired deferred revenue to fair value as part of acquisition accounting as defined by GAAP. In previous quarterly earnings reports we have included in our reported adjusted EBITDA an acquisition revenue adjustment to remove the effect of purchase accounting write-downs of deferred revenue from acquisitions that have closed as of the date of the earnings release. As part of the ordinary course SEC comment process, however, we are no longer adjusting EBITDA and to remove the effect of purchase accounting write-downs of deferred revenue. We have presented the excluded adjustment separately for informational purposes.

10 Reconciliation Between GAAP Debt and Covenant Debt ($ in millions) As of June 30, 2021 Revolving lines of credit to banks under the Senior Secured Credit Facility $ 117.8 Exchangeable Notes 98.7 Debt issuance costs, net (3.8) Total long-term debt, net of issuance costs $ 212.7 Non-GAAP Adjustments: Discount on Exchangeable Notes(1) $ 18.3 Exchangeable Notes 98.7 Exchangeable Notes Face Value $ 117.0 Revolving lines of credit to banks under the Senior Secured Credit Facility $ 117.8 Exchangeable Notes Face Value 117.0 Less: Cash and Cash Equivalents (4.7) Total long-term debt for use in our Total Leverage Ratio $ 230.1 The reconciliation of our GAAP Long-term debt, net of issuance costs and the debt balance used in our Total Leverage Ratio: 1. In accordance with Financial Accounting Standards Board Accounting Standards Codification 470-20, Debt with Conversion and Other Options (“ASC 470-20”), convertible debt that may be entirely or partially settled in cash (such as the notes) is required to be separated into a liability and an equity component, such that interest expense reflects the issuer’s non-convertible debt interest cost. On the issue date, the value of the exchange option of the notes, representing the equity component was recorded as additional paid-in capital within shareholders’ equity and as a discount to the notes, which reduces their initial carrying value. The carrying value of the notes, net of the discount recorded, was accrued up to the principal amount of such notes from the issue date until maturity. ASC 470-20 does not affect the actual amount that the Issuer is required to repay. The amount shown in the table above for the discount reflects the debt discount for the value of the exchange option.